UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_______________________

Date of Report (Date of earliest event reported):                                                                             October 14, 2009

MGIC Investment Corporation
(Exact name of registrant as specified in its charter)

Wisconsin	1-10816	39-1486475
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

MGIC Plaza, 250 East Kilbourn Avenue, Milwaukee, WI 53202
(Address of principal executive offices, including zip code)

(414) 347-6480
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01.	Other Events

In response to a comment from the Staff of the Securities and Exchange Commission, we are filing Exhibit A to the agreement with Fannie Mae (“Fannie Mae Agreement”) that we filed as an exhibit to our Current Report on Form 8-K dated October 14, 2009 (the “Original Filing”).  Exhibit A was our initial proposal for the approval by Fannie Mae of MGIC Indemnity Corporation (“MIC”) as an eligible mortgage insurer.  In July 2009, we announced our plan to use MIC as contemplated by Exhibit A.  In the Fannie Mae Agreement, Fannie Mae approved MIC on the terms described in the Original Filing, which differ materially from those in the proposal in Exhibit A.

Item 9.01.	Financial Statements and Exhibits

(d)  Exhibits.

Exhibit A to the Fannie Mae Agreement dated as of October 14, 2009 and filed with the Form 8-K dated October 14, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGIC INVESTMENT CORPORATION

Date: March 3, 2011	By:	/s/ Timothy J. Mattke
Timothy J. Mattke
Vice President, Controller and Chief Accounting Officer

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit

99	Exhibit A to the Fannie Mae Agreement dated as of October 14, 2009 and furnished with the Form 8-K dated October 14, 2009